Exhibit 32.1
CERTIFICATIONS PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report on Form 10-K of NexPoint Diversified Real Estate Trust (the “Company”) for the fiscal year ended December 31, 2022, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Jim Dondero, President of the Company, and Brian Mitts, Chief Financial Officer, Executive VP-Finance, Treasurer and Assistant Secretary of the Company, each certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 31, 2023	/s/ Jim Dondero
Jim Dondero President (Principal Executive Officer)

Dated: March 31, 2023	/s/ Brian Mitts
Brian Mitts Chief Financial Officer, Executive VP-Finance, Treasurer and Assistant Secretary (Principal Financial Officer)